
    Morgan Stanley Select Dimensions Investment Series - Balanced Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                   Amount of   % of
                 Purchase/             Offering       Total          Shares  Offering     % of Funds
   Security      Trade       Size of   Price of     Amount of      Purchased Purchased      Total                       Purchased
   Purchased       Date     Offering    Shares      Offering        By Fund   By Fund       Assets        Brokers          From
---------------- --------- --------- ----------- ---------------- ---------- ---------- --
 United Health   02/04/08       -    $98.475000 $1,100,000,000.00    30,000    0.00%        0.14%     Banc of          Citigroup
  Group Inc.                                                                                          America
  6.000% due                                                                                          Securities
   2/15/2018                                                                                          LLC, Citi,
                                                                                                      JPMorgan,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Bear Stearns &
                                                                                                      Co. Inc., Loop
                                                                                                      Capital
                                                                                                      Markets, LLC,
                                                                                                      Goldman, Sachs
                                                                                                      & Co., Merrill
                                                                                                      Lynch & Co.,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      Lehman
                                                                                                      Brothers, The
                                                                                                      Williams
                                                                                                      Capital Group,
                                                                                                      L.P.

  Biogen IDEC    02/28/08       -    $99.184000 $550,000,000,00    40,000.00   0.00%        0.21%     Goldman, Sachs   Merrill Lynch
  Inc. 6.875%                                                                                         & Co., Banc of   & Co.
 due 3/1/2018                                                                                         America
                                                                                                      Securities
                                                                                                      LLC, Citi,
                                                                                                      JPMorgan,
                                                                                                      Lehman
                                                                                                      Brothers,
                                                                                                      Merrill Lynch
                                                                                                      & Co., Morgan
                                                                                                      Stanley, UBS
                                                                                                      Investment Bank

 Oracle Corp.     04/01/08      -      $99.953  $2,500,000,000.00 50,000.00   0.00%         0.25%    Citi,             Citigroup
   5.75% due                                                                                         Mitsubishi UFJ
   4/15/2018                                                                                         Securities,
                                                                                                     Banc of America
                                                                                                     Securities LLC,
                                                                                                     BMO Capital
                                                                                                     Markets, HSBC,
                                                                                                     Merrill Lynch &
                                                                                                     CO., Credit
                                                                                                     Suisse, BNP
                                                                                                     PARIBAS, RBC
                                                                                                     Capital
                                                                                                     Markets, RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                     SCOCIETE
                                                                                                     GENERALE, UCI
                                                                                                     Capital
                                                                                                     Markets, Morgan
                                                                                                     Stanley, Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Wachovia
                                                                                                     Securities,
                                                                                                     Wells Fargo
                                                                                                     Securities, BNY
                                                                                                     Capital
                                                                                                     Markets, Inc.,
                                                                                                     Lehman Brothers

   Wal-Mart       04/08/08      -    $99.759000 $1,000,000,000.00  55,000.00  0.01%        27.00%    Cit, Credit       Goldman Sachs
  Stores Inc.                                                                                        Suisse,
  Note 4.250%                                                                                        Goldman, Sachs
 due 4/15/2013                                                                                       & Co., RBS
                                                                                                     Greenwich
                                                                                                     Capital, Bank
                                                                                                     of America
                                                                                                     Securities LLC,
                                                                                                     BBVA
                                                                                                     Securities,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     HSBC, Lehman
                                                                                                     Brothers,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc.,
                                                                                                     Santander
                                                                                                     Investment, TD
                                                                                                     Securities,
                                                                                                     Barclays
                                                                                                     Capital, BNP
                                                                                                     PARIBAS,
                                                                                                     Dresdner
                                                                                                     Kleinwort,
                                                                                                     JPMorgan,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Morgan Stanley,
                                                                                                     Standard
                                                                                                     Chartered Bank,
                                                                                                     UBS Investment
                                                                                                     Bank, Wachovia
                                                                                                     Securities

   Dell Inc.      04/14/08      -      $99.736  $5000,000,000.00   35,000.00    0.01%        17.00%  Barclays          JPMorgan
  5.650% due                                                                                         Capital,          Securities
   4/14/2018                                                                                         Goldman Sachs &
                                                                                                     Co., JPMorgan
                                                                                                     Securities,
                                                                                                     Banc of America
                                                                                                     Securities LLC,
                                                                                                     Citigroup
                                                                                                     Global Markets
                                                                                                     Inc.,
                                                                                                     Deutsche
                                                                                                     Bank Securities
                                                                                                     Inc., HSBC
                                                                                                     Securities,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Morgan
                                                                                                     Stanley, UBS
                                                                                                     Securities LLC

  XTO Energy      04/15/08      -    $99.539000 $800,000,000.00    45,000.00    0.01%        0.22%   Lehman            Lehman
  Inc. 5.500%                                                                                        Brothers, Banc    Brothers
 due 6/15/2018                                                                                       of America
                                                                                                     Securities LLC,
                                                                                                     BNP PARIBAS,
                                                                                                     Credit Suisse,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Goldman, Sachs
                                                                                                     & Co.,
                                                                                                     Jefferies
                                                                                                     Company,
                                                                                                     JPMorgan,
                                                                                                     Morgan Stanley,
                                                                                                     RBS Greenwich
                                                                                                     Capital, Citi,
                                                                                                     Merrill Lynch &
                                                                                                     Co., BBVA
                                                                                                     Securities, BMO
                                                                                                     Capital
                                                                                                     Markets, BNY
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     Comerica
                                                                                                     Securities,
                                                                                                     Fortis
                                                                                                     Securities LLC,
                                                                                                     Lazard Capital
                                                                                                     Markets,
                                                                                                     Natixis
                                                                                                     Bleichroeder
                                                                                                     Inc., Piper
                                                                                                     Jaffray, Wells
                                                                                                     Fargo
                                                                                                     Securities,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey, UBS
                                                                                                     Investment
                                                                                                     Bank, Wachovia
                                                                                                     Securities

    General      04/16/08       -    $99.733000 $4,000,000,000.00  140,000.00   0.00%        0.94%   Banc of America   Lehman
   Electric                                                                                          Securities LLC,   Brothers
 Capital Corp.                                                                                       Goldman, Sachs
  Note 5.625%                                                                                        & Co., Lehman
 due 5/1/2018                                                                                        Brothers Inc.,
                                                                                                     Morgan Stanley &
                                                                                                     Co. Incorporated,
                                                                                                     Castle Oak
                                                                                                     Securities,
                                                                                                     L.P., Blaylock
                                                                                                     Robert Van,
                                                                                                     LLC, Samuel A.
                                                                                                     Ramirez & Co.,
                                                                                                     Inc., Utendahl
                                                                                                     Capital Group,
                                                                                                     LLC, The
                                                                                                     Williams
                                                                                                     Capital Group,
                                                                                                     L.P.

  Dr. Pepper     04/25/08       -      $99.985  $1,200,000,000.00  20,000       0.01%        0.11%   Banc of America   JPMorgan
 Snapple Group                                                                                       Securities LLC,   Securities
   Inc. Note                                                                                         Goldman Sachs &
  6.820% due                                                                                         Co., JPMorgan
   5/1/2018                                                                                          Securities,
                                                                                                     Morgan Stanley,
                                                                                                     UBS Securities
                                                                                                     LLC, BNP
                                                                                                     Paribas,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities
                                                                                                     Internat,
                                                                                                     Scotia Capital
                                                                                                     Inc., SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey, TD
                                                                                                     Securities,
                                                                                                     Wachovia
                                                                                                     Securities Inc.

Bristol-Meyers   04/28/08       -    $99.825000  $600,000,000.00   $25,000.00   0.00%        0.13%   Banc of America   JPMorgan
  Squibb CO.                                                                                         Securities LLC,   Securities
  5.450% due                                                                                         JPMorgan, Citi,
   5/1/2018                                                                                          Goldman, Sachs
                                                                                                     & Co., RBS
                                                                                                     Greenwich
                                                                                                     Capital, Morgan
                                                                                                     Stanley, UBS
                                                                                                     Investment Bank

 Comcast Corp    05/02/08       -     $99.97600 $1,000,000,000.00   55,000.00   0.00%        0.29%   Citi, Deutsche    Deutsche
  Note 5.700%                                                                                        Bank              Bank
 due 5/15/2018                                                                                       Securities,
                                                                                                     Merrill Lynch &
                                                                                                     Co., UBS
                                                                                                     Investment
                                                                                                     Bank, Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Lehman Brothers
                                                                                                     TSB Corporate
                                                                                                     Markets,
                                                                                                     Blaylock &
                                                                                                     Company, Inc.,
                                                                                                     Ramirez & Co.,
                                                                                                     Inc., Cabrera
                                                                                                     Capital
                                                                                                     Markets, LLC,
                                                                                                     Merrill Lynch &
                                                                                                     Co., UBS
                                                                                                     Investment
                                                                                                     Bank, Barclays
                                                                                                     Cpaital,
                                                                                                     Goldman, Sachs
                                                                                                     & Co., Morgan
                                                                                                     Stanley,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     inc., BNY
                                                                                                     Mellon Capital
                                                                                                     Markets, LLC,
                                                                                                     Guzman &
                                                                                                     Company, M.R.
                                                                                                     Beal & Company,
                                                                                                     BNP PARIBAS,
                                                                                                     JPMorgan, The
                                                                                                     Royal Bank of
                                                                                                     Scotland, Sun
                                                                                                     Trust Robinson
                                                                                                     Humphrey, Piper
                                                                                                     Jaffray, Loop
                                                                                                     Capital
                                                                                                     Markets, LLC,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P., Siebert
                                                                                                     Capital Markets

 AT&T In. Note   05/08/08       -    $99.916000 $1,000,000,000.00   5,000       0.00%        0.03%   Banc of America   Deutsche
  5.600% due                                                                                         Securities LLC,   Bank
   5/15/2018                                                                                         Deutsche Bank,
                                                                                                     Morgan Stanley,
                                                                                                     UBS Investment
                                                                                                     Bank, RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                     Barclays,
                                                                                                     Blaylock Robert
                                                                                                     Van, LLC,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC,
                                                                                                     Siebert Capital
                                                                                                     Markets,
                                                                                                     Utendahl
                                                                                                     Capital
                                                                                                     Markets, L.P.

    Harley-      05/15/08       -    $99.805000 $1,000,000,000.00  30,000       0.00%        0.16%   Citigroup         Citigroup
   Davidson                                                                                          Glohal Markets,
 Funding Corp.                                                                                       Morgan Stanley
  Note 6.800%                                                                                        & Co. Inc.,
 due 6/15/2018                                                                                       Greenwich
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     JPMorgan, BNP
                                                                                                     Paribas
                                                                                                     Securiteis
                                                                                                     Corp., Deutsche
                                                                                                     Bank Securities
                                                                                                     Inc., Wachovia
                                                                                                     Capital Markets


   Starwood      05/16/08       -      $100.000  $400,000,000.00   25,000       0.00%        0.13%   Banc of America   Banc of
   Hotels &                                                                                          LLC, JPMorgan,    America
 Resorts World                                                                                       Morgan
  Note 6.750%                                                                                        Stanley,Merrill
 due 5/15/2018                                                                                       Lynch & Co.

  Time Warner    06/16/08       -      $99.917   $2,000,000,000    30,000       0.00%        0.16%   Banc of America   Banc of
  Cable Inc.                                                                                         Securities LLC,   America
  Note 6.750%                                                                                        BNP PARIBAS,
 due 7/1/2018                                                                                        Morgan Stanley,
                                                                                                     RBS Greenwich
                                                                                                     Capital,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     Barclays
                                                                                                     Capital, Citi,
                                                                                                     Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     Goldman, Sachs
                                                                                                     & Co., Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Fortis
                                                                                                     Securities LLC
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, UBS
                                                                                                     Investment
                                                                                                     Bank, Deutsche
                                                                                                     Bank
                                                                                                     Securities,
                                                                                                     Lehman
                                                                                                     Brothers,
                                                                                                     Blayleck Robert
                                                                                                     Van, LLC,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P.

   Rio Tinto     06/24/08       -      $99.131  $1,750,000,000.00  35,000      0.00%         0.19%   Deutsche Bank     JPMorgan
  Finance USA                                                                                        Securities,       Securities
   LTD Note                                                                                          JPMorgan,
  6.500% due                                                                                         Morgan Stanley,
   7/15/2018                                                                                         Credit
                                                                                                     Suisse,
                                                                                                     RBS Greenwich
                                                                                                     Capital,
                                                                                                     SOCIETE
                                                                                                     GENERALE, ANZ
                                                                                                     Securities,
                                                                                                     Banco Bilbao
                                                                                                     Vizcaya
                                                                                                     Argentaria,
                                                                                                     S.A., CALYON,
                                                                                                     Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities
                                                                                                     International
                                                                                                     plc, Mizuho
                                                                                                     International
                                                                                                     plc